Note Payable - Paycheck Protection Program (Details) $ in Thousands	1 Months Ended
Apr. 22, 2020 USD ($)
Debt Disclosure [Abstract]
Loan received	$ 310
Payment protection program, description	The PPP, established as part of the CARES Act, provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business.
Payment protection program, interest rate	1.00%